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                                                                   Exhibit 10.20

                                                                  Execution Copy

                     SECOND AMENDMENT TO CREDIT AGREEMENT

     This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 31, 1999 (this "Amendment"), is by and among KORN/FERRY INTERNATIONAL, a Delaware corporation (the "Borrower"), the undersigned LENDERS (the "Lenders"), the undersigned ISSUING BANKS (the "Issuing Banks"), and MELLON BANK, N.A., a national banking association, as agent for the Lenders under the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Agent").

                                   RECITALS

     A. The Borrower, the Lenders, the Issuing Banks and the Agent are parties to that certain Credit Agreement, dated as of February 8, 1999 (as amended by that certain First Amendment to Credit Agreement dated as of April 15, 1999, the "Credit Agreement"), pursuant to which the Lenders have agreed, on the terms and subject to the conditions described therein, to make Loans to the Borrower, and the Issuing Banks have agreed, on such terms and subject to such conditions, to issue Letters of Credit for the account of the Borrower.

     B. The Borrower, formerly a California corporation, has reincorporated as a Delaware corporation (the "Reincorporation") and has requested the Lenders to amend the Credit Agreement, effective as of September 13, 1999, to permit and account for the Reincorporation.

     C. The Lenders are willing to grant such waiver and so amend the Credit Agreement as set forth below.

                               SECOND AMENDMENT

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

     SECTION 1.  Amendment to Preamble. The preamble to the Credit Agreement is
                 ---------------------
hereby amended by replacing "KORN/FERRY INTERNATIONAL, a California corporation (the "Borrower")" with "KORN/FERRY INTERNATIONAL, formerly a California corporation and now a Delaware corporation (the "Borrower")."

     SECTION 2.  Amendment to Section 6.4. Section 6.4 of the Credit Agreement
                 ------------------------
is hereby amended by replacing the existing text of Section 6.4 in its entirety with new text for Section 6.4, such new text for Section 6.4 to read in its entirety as follows:
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     "The Borrower shall, and shall cause each of its Subsidiaries to, maintain its structure and status as a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and to be duly qualified to do business as a foreign corporation and in good standing in all jurisdictions in which the ownership of its properties or the nature of its business or both make such qualification necessary or advisable, except for matters that, individually or in the aggregate, could not reasonably be expected to have a Material
     Adverse Effect. Notwithstanding the foregoing, the Borrower may change its jurisdiction of incorporation from a California corporation to a Delaware corporation so long as the Borrower executes and delivers, and causes its Subsidiaries to execute and deliver, such instruments, agreements, amendments and other documents as the Agent, any Issuing Bank or any Lender may reasonably request in connection with such change."

     SECTION 3.  Catch-All Amendments. All references in the Credit Agreement
                 --------------------
and each other Loan Document (including without limitation the Notes and any Exhibits or Schedules to any of them) to the Borrower as a California corporation are hereby amended to refer to the Borrower as a Delaware corporation. Each other provision of the Credit Agreement and each other Loan Document (including without limitation each Note) is hereby amended to the extent required, and only to the extent required, to permit the Borrower to change its jurisdiction of incorporation from a California corporation to a Delaware corporation.

     SECTION 4.  Miscellaneous.
                 -------------

          2.1  Definitions. Capitalized terms used but not otherwise defined in
               -----------
this Amendment have the meanings given to such terms in the Credit Agreement.

          2.2  Effect of Amendment. This Amendment shall become effective as of
               -------------------
September 13, 1999, upon the last to occur of:

          (a) execution and delivery hereof by (i) the Lenders or the Required Lenders as permitted or required by Section 10.3 of the Credit Agreement, (ii) the Borrower, (iii) the Issuing Banks, and (iv) the Agent. The execution below by the Lenders or Required Lenders (as the case may be) and the Issuing Banks shall constitute a direction to the Agent to execute this Amendment;

          (b) delivery by the Borrower to the Agent, with a counterpart for each Issuing Bank and each Lender, of true copies of all corporate action taken by the Borrower and each other Loan Party relative to the Reincorporation and this Amendment;

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          (c) delivery by the Borrower to the Agent, with a counterpart for each
Issuing Bank and each Lender, of an incumbency certificate of the Borrower substantially in the form of the incumbency certificate delivered by the Borrower in connection with the execution and delivery of the Credit Agreement; and

          (d) delivery by the Borrower to the Agent, with a counterpart for each Issuing Bank and each Lender, of an opinion addressed to the Agent, each Issuing Bank and each Lender, dated the date of this Amendment, of O'Melveny & Myers, LLP, counsel to each of the Loan Parties, as to (i) the Borrower's due power and authority to reincorporate as a Delaware corporation, (ii) the due reincorporation and good standing of the Borrower as a Delaware corporation, and
(iii) the enforceability of the Credit Agreement and the other Loan Documents (including without limitation the Notes), as amended. Such opinion shall be reasonably satisfactory in form and substance to the Agent, each Issuing Bank and each Lender.

          2.3. Ratification. The Credit Agreement, as amended by this Amendment,
               ------------
is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

          2.4. Governing Law. This Amendment shall be governed by and construed
               -------------
in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the conflict of law principles thereof.

          2.5. Counterparts. This Amendment may be executed in any number of
               ------------
counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                           KORN/FERRY INTERNATIONAL

                                           By: /s/ Elizabeth Murray
                                              ---------------------------------

                                           Title: Executive Vice President &
                                                  Chief Financial Officer
                                                 ------------------------------



                                           MELLON BANK, N.A., as a Lender, as an
                                           Issuing Bank and as Agent

                                           By: /s/ Lawrence Ivey
                                              ---------------------------------

                                           Title: Vice President
                                                 ------------------------------


                                           BANK OF AMERICA NATIONAL TRUST
                                           AND SAVINGS ASSOCIATION,
                                           as an Issuing Bank and a Lender

                                           By: /s/ J. Derek Watson
                                              ----------------------------------

                                           Title: Vice President
                                                 -------------------------------




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